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                                   EXHIBIT 23












                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Georgia-Pacific Corporation's previously filed Registration Statement File No. 33-48328.








                                       /S/ Arthur Andersen LLP
                                       -------------------------------
Atlanta, Georgia                       Arthur Andersen LLP
June 24, 1996